UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 2, 2019

PIMCO California Municipal Income Fund III

(Exact Name of Registrant as Specified in Its Charter)

Massachusetts

(State or Other Jurisdiction of Incorporation)

811-21188	16-1624050
(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway, New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

(844) 337-4626

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Annual Shareholder Meeting Results:

PIMCO California Municipal Income Fund III (the “Fund”) held its annual meeting of shareholders on December 19, 2018, during which shareholders voted on the election and re-election of certain of the Fund’s Trustees. The results of the elections were certified on January 2, 2019. Common/Preferred shareholders voted as indicated below:

Election of Trustees by Common and Preferred Shareholders of the Fund, voting together as a single class:

	Affirmative (#)	Affirmative (as a % of common and preferred share votes cast)	Withheld Authority (#)	Withheld Authority (as a percentage of common and preferred share votes cast)
Election of Hans W. Kertess Class I to serve until 2021	20,470,967	98.13%	390,476	1.87%
Election of John C. Maney† Class I to serve until 2021	20,464,519	98.10%	396,924	1.90%
Election of Trustees by Preferred Shareholders of the Fund, voting as a separate class:
	Affirmative (#)	Affirmative (as a % of preferred share votes cast)	Withheld Authority (#)	Withheld Authority (as a percentage of preferred share votes cast)
Election of Alan Rappaport *, **	16	0.41%	3,427	88.12%
Election of T. Matthew Buffington* Class I to serve until 2021	446	11.47%	0	0.00%

The other members of the Board of Trustees at the time of the meeting, namely, Ms. DeCotis, and Messrs. Craig A. Dawson†, Bradford K. Gallagher, James A. Jacobson* and William B. Ogden, IV, continue to serve as Trustees.

*	Preferred Shares Trustee
**	Trustee was not elected by shareholders at the annual meeting.
†	Interested Trustee

Changes to Board of Trustees:

At the Fund’s annual shareholder meeting held on December 19, 2018, incumbent Trustee Alan Rappaport was replaced on the Board by T. Matthew Buffington in a contested election for a Trustee position elected by preferred shareholders of the Fund, voting as a separate class. Mr. Buffington received the affirmative vote of 11.47% of the preferred share votes cast at the meeting. Mr. Buffington was nominated by Dryden Capital Fund, LP, Dryden Capital, LLC, and certain affiliates thereof (collectively, “Dryden”). Dryden is a holder of Auction Rate Preferred Shares of the Fund.

Effective December 20, 2018, the Board of Trustees appointed Alan Rappaport to the Board as a Class II Trustee to be elected by common and preferred shareholders of the Fund, voting together.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIMCO California Municipal Income Fund III

By:	/s/ Joshua D. Ratner
Name:	Joshua D. Ratner
Title:	Chief Legal Officer

Date: January 2, 2019